{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 1 SETTLEMENT AGREEMENT This Agreement of Settlement (“Settlement Agreement”) is made and entered into effective as of February 28th 2017 (the “Effective Date), by and among, on the one hand, Brown & Brown, Inc., and its subsidiaries, affiliates and related entities (collectively, “Brown”), and on the other hand, Jim W. Henderson (“Henderson”); Thomas E. Riley (“Riley”); Richard T. Schwarz, II (“Schwarz”); Brian E. Lindahl (“Lindahl”); Phillip L. Masi (“Masi”); Negar Sharifi (“Sharifi”); Jennica A. Mandarano f/k/a Jennica Crum (“Mandarano”); Kathryn E. Bloodwell f/k/a Kathryn E. Chester (“Bloodwell”); Michael A. Randall (“Randall”); Danielle Mattson (“Mattson”); AssuredPartners, Inc. (“AssuredPartners”). Henderson, Riley, and AssuredPartners are sometimes collectively referred to herein as the “Assured Defendants”; Schwarz, Lindahl, Masi, Sharifi, Mandarano, Bloodwell, Randall and Mattson are sometimes collectively referred to herein as “Individual Settling Defendants”; Henderson, Riley, AssuredPartners, Lindahl, Schwarz, Masi, Sharifi, Mandarano, Bloodwell, Randall, and Mattson are sometimes collectively referred to as the “Settling Defendants”; and Brown and the Settling Defendants are sometimes collectively referred to herein as the “Settling Parties”. This Settlement Agreement is also made and entered into as of the Effective Date by and among, on the one hand, Brown, and Hailey Bush (“Bush”); Debra L, Dee f/k/a Debra L. Dee-Condon (“Dee”); Ashley Dyroff (“Dyroff”); Kimberly Fishberg (“Fishberg”); Danielle Harrison (“Harrison”); Sarah (“North”); Bisi Ogunjumo (“Ogunjumo”), and Mary Evans (“Evans”). Bush, Dee, Dryoff, Fishberg, Harrison, North, Ogunjumo, and Evans are collectively referred to herein as the “Non-Defendant Employees”. Recitals A. Brown is in the business of selling and servicing insurance and risk transfer alternatives including, but not limited to, the business of quoting, proposing, soliciting, selling, placing, providing, servicing and/or renewing insurance, reinsurance, and surety products. B. In May and June of 2016, the Individual Settling Defendants terminated their respective employment relationships with Brown. C. The Individual Settling Defendants entered into the following agreements with Brown during their respective employments with Brown: (i) an agreement, dated February 20, 2012, between Schwarz and Brown, and an addendum to this agreement dated January 7, 2014 (collectively the “Schwarz Agreement”); (ii) an agreement, dated October 28, 1997, between Lindahl and Brown; (iii) an agreement, dated April 26, 2005, between Masi and Brown, and an addendum to this agreement dated July 12, 2005; (iv) an agreement, dated August 19, 2008, between Sharifi and Brown, and an addendum to this agreement dated January 20, 2009; (v) an agreement, dated February 1, 2011, between Mandarano and Brown; (vi) an agreement, dated May 25, 2009, between Bloodwell and Brown; (vii) an agreement, dated June 23, 2009, between Randall and Brown, and an addendum to this agreement dated January 12, 2010; (viii) an agreement, dated November 16, 2015 between Mattson and Brown, and, together these agreements are collectively known as the “Employment Agreements”. D. On or about June 15, 2016, Brown filed a lawsuit in the Circuit Court for the Seventh Judicial Circuit, in and for Volusia County, Florida (the “Court”), Case No. 2016-

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 2 30900-CICI, against the Assured Defendants and the Individual Settling Defendants, asserting certain violations of the Individual Settling Defendants’ respective post-employment restrictive covenants, tortious interference, and other claims. Schwarz, Lindahl, Masi, Randall, Mandarano, and Sharifi asserted counterclaims against Brown for breach of employment agreements and breach of implied condition of employment agreements. The claims and counterclaims alleged in Case No. 2016-30900-CICI are collectively known as “the Lawsuit”. The Settling Defendants filed an appeal of the Circuit Court’s Order on Plaintiff’s Motion for Temporary Injunction, rendered on October 24, 2016, to the Fifth District Court of Appeal for the State of Florida, Case No.: 16-3811 (the “Appeal”). E. The Non-Defendant Employees terminated their respective employment relationships with Brown following the filing of the Lawsuit. The Non-Defendant Employees entered into the following agreements with Brown during their respective employments with Brown: (i) an agreement, dated January 6, 2014, between Bush and Brown; (ii) an agreement, dated September 26, 1997 between Dee and Brown; (iii) an agreement, dated April 16, 2012, between Dyroff and Brown; (iv) an agreement, dated January 14, 2008, between Fishberg and Brown; (v) an agreement, dated August 25, 2014, between Harrison and Brown; (vi) an agreement, dated October 29, 2014, between North and Brown; vii) an agreement, dated February 20, 2012, between Ogunjumo and Brown, and (viii) an agreement dated June 29, 2006, between Evans and Brown These agreements are collectively known as the “Non-Defendant Employees’ Employment Agreements”. F. The Settling Parties desire to settle and compromise all matters at issue between them in the Lawsuit, the Appeal and otherwise, both known and unknown. The Non-Defendant Employees and Brown desire to settle and compromise all matters at issue between them with regards to the Non-Defendant Employees’ Employment Agreements and otherwise, both known and unknown. Terms NOW, THEREFORE, in consideration of the mutual promises and covenants described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Settling Parties and the Non-Defendant Employees hereby agree as follows: 1. Purpose and Scope of Settlement Agreement. The purpose of this Settlement Agreement is to resolve, as between Brown and the Settling Defendants, and as applicable the Non-Defendant Employees, all existing disputes between them, both known and unknown, including but not limited to those that have been raised, or that could have been raised, in the Lawsuit and in the Appeal, on the terms and conditions set forth herein. 2. Dismissal of Lawsuit and Appeal. The Settling Parties agree that they will submit a joint stipulation and proposed order dismissing the Lawsuit with prejudice and discharging the bond put in place by Brown, in the form attached to this Settlement Agreement as Exhibit 1, within two (2) business days of the Effective Date, provided, however, that the Circuit Court of the Seventh Judicial Circuit, in and for Volusia County, Florida shall retain jurisdiction over the Settling Parties to enforce the terms of this Settlement Agreement, as well as for any other just

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 3 and proper purposes related to the Lawsuit. The Settling Defendants shall file a notice of voluntary dismissal of the Appeal within one (1) business day of the Effective Date. The Settling Parties will bear their own costs and attorneys’ fees in connection with the Lawsuit, the Appeal, and this Settlement Agreement. The Non-Defendant Employees shall bear their own costs and attorneys’ fees in connection with this Settlement Agreement. 3. Settlement Payment. On the same day that the Settling Defendants execute this Settlement Agreement, the Settling Defendants and the Non-Defendant Employees will collectively deliver to Brown, via wire transfer, the sum of Twenty Million Dollars and 00/100 ($20,000,000.00) (the “Settlement Payment”), pursuant to written instructions to be provided by Brown to the Settling Defendants and the Non-Defendant Employees. Failure to timely deliver the Settlement Payment shall constitute grounds for Brown to terminate this Settlement Agreement and suspend any performance due hereunder. 4. Post-Settlement Restrictive Covenants. The obligations and covenants set forth in this Section 4 shall be referred to in this Agreement as the “Post-Settlement Restrictive Covenants.” (a) No Hire and Non-Solicitation Covenants. The following Post-Settlement Restrictive Covenants set forth in this Section 4(a) are intended to expressly and specifically supersede and replace the post-employment restrictive covenants set forth in the Employment Agreements and the Non-Defendants Employees’ Employment Agreements. For a period of six (6) months from the Effective Date (the “No-Hire Period”), the Settling Defendants and the Non-Defendant Employees shall not solicit, hire, engage, or seek to induce, directly or indirectly, any Brown Employee for employment in any capacity, with AssuredPartners, Inc., or any entity with which any of the Individual Settling Defendants and/or the Non-Defendant Employees are or may become affiliated as officers, directors, employees, or shareholders. For purposes of the No-Hire Period, “Brown Employee” shall mean all persons employed by Brown at any Brown office in the United States as of the Effective Date of this Settlement Agreement. For a period of eighteen (18) months from the Effective Date (the “18 Month No-Hire Period”), the Settling Defendants and the Non-Defendant Employees shall not solicit, hire, engage, or seek to induce, directly or indirectly, any Brown Employee for employment in any capacity from the Daytona Beach and/or Orlando Brown Offices, which encompasses both Orange and Seminole Counties, with AssuredPartners, Inc., or any entity with which any of the Individual Settling Defendants and/or the Non-Defendant Employees are or may become affiliated as officers, directors, employees, or shareholders. For purposes of the 18 Month No- Hire Period, “Brown Employee” shall mean all persons employed by Brown at any Brown office located in Daytona Beach and the greater Orlando area including all offices in Orange and Seminole Counties as of the Effective Date of this Settlement Agreement. (b) Return of Brown & Brown Business Information, Confidential Information and/or Trade Secrets. To the extent they have not done so already, and if they have any such information in their possession, the Settling Defendants and the Non-Defendant Employees shall: (a) return all hard copies of Brown’s nonpublic business information, Confidential Information,

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 4 and trade secrets, including any and all copies of such information that might have been in their possession prior to the execution of this Settlement Agreement, within seven (7) days of the date of execution of this Settlement Agreement; (b) not use any Brown legal or business forms, as such existed as of the Effective Date; and (c) shall maintain and protect Brown's material, non- public information of which the Individual Settling Defendants and/or the Non-Defendant Employees are aware as of the Effective Date. With regard to the Settling Defendants and the Non-Defendant Employees, the term Confidential Information shall have the meanings given in Section 6(a)(i) of the Schwarz Agreement. Brown’s Confidential Information, nonpublic business information, trade secrets, and Brown’s legal or business forms as defined herein shall not include the customer accounts which are held by the Settling Defendants as of the Effective Date. (c) Notice to AssuredPartners. If Brown has reason to believe there is a breach of Section 4 of this Settlement Agreement, Brown shall give AssuredPartners written notice, pursuant to Section 13 herein, of the alleged breach, and AssuredPartners shall have fifteen (15) days from the date of notification in which to effect a cure of any such breach. 5. Brown’s Release of Disputed Claims. (a) General Release. In consideration for the promises, covenants, and agreements contained in this Settlement Agreement, Brown, on behalf of itself, its predecessors in interest, successors in interest, affiliated and subsidiary corporations, and all of their current and former shareholders, officers, directors, employees, agents, insurers, representatives, assigns, and attorneys, hereby releases and discharges the Settling Defendants and the Non-Defendant Employees individually and collectively, along with their predecessors in interest, successors in interest, affiliated entities and all of their current and former members, shareholders, officers, directors, employees, agents, insurers, representatives, assigns, and attorneys (collectively with the Settling Defendants, the “Settling Defendant Releasees”) from any and all actions, cause and causes of action, suits, claims, and demands arising out of or in any way connected with any and all matters that were asserted, or could have been asserted, as claims, counterclaims, or otherwise, against any of the Settling Defendant Releasees in the Lawsuit. The claims released hereunder expressly include all claims arising out of the Employment Agreements of the Settling Defendant Releasees, who were Brown employees, and the Non-Defendant Employees’ Employment Agreements of the Non-Defendant Employees. (b) Release of Covenants and Restrictions in Employment Agreements. In consideration for the promises, covenants, and agreements contained in this Settlement Agreement, Brown, on behalf of itself, its predecessors in interest, successors in interest, affiliated and subsidiary corporations, and all of their current and former shareholders, officers, directors, employees, agents, insurers, representatives, assigns, and attorneys hereby releases and discharges the Individual Settling Defendants and Non-Defendant Employees from all obligations pursuant to the Employment Agreements and Non-Defendant Employees’ Employment Agreements in their entirety, subject to the Post Settlement Restrictive Covenants agreed to pursuant to Paragraph 4 of this Settlement Agreement. ,

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 5 6. Settling Defendants’ Release of Disputed Claims. (a) General Release. In consideration for the promises, covenants and agreements contained in this Settlement Agreement, the Settling Defendants and the Non-Defendant Employees on behalf of themselves, individually and collectively, along with their predecessors in interest, successors in interest, affiliated corporations, and all of their current and former shareholders, officers, directors, employees, agents, insurers, representatives, assigns, and attorneys, hereby release and discharge Brown, its predecessors in interest, successors in interest, affiliated and subsidiary corporations, and all of its current and former shareholders, officers, directors, employees, agents, insurers, representatives, assigns, and attorneys (collectively with Brown, the “Brown Releasees”) from any and all actions, cause and causes of action, suits, claims, and demands, known or unknown, arising out of or in any way connected with any and all matters that were asserted, or could have been asserted, as claims, counterclaims, or otherwise, in the Lawsuit. (b) Employment-Related Releases. Schwarz, Lindahl, Masi, Sharifi, Mandarano, Bloodwell, Randall, Mattson, and the Non-Defendant Employees fully waive, release, remise, acquit, and forever discharge, on behalf of themselves individually, and for their heirs, executors, attorneys, administrators, agents, and assigns, any and all known or unknown claims, demands, causes of action, damages, losses, and expenses they may have, have had, or hereafter can, shall, or may have against Brown, any parent, subsidiary or affiliated companies of Brown, and its and their respective predecessors, successors, assigns, former and current officers, directors, agents, representatives, officials, attorneys, and employees (collectively referred to below as “Affiliates”). Specifically included in this waiver and release are, among other things, any and all claims of alleged employment discrimination under the Age Discrimination in Employment Act, as amended, 29 U.S.C. §621, et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §2000e, et seq., the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. §12101, et seq., and any other federal, state or local statute, rule or regulation, as well as any claims under the Employee Retirement Income Security Act of 1974, 29 U.S.C. §1001, et seq., and any claims of alleged wrongful discharge, negligent or intentional infliction of emotional distress, breach of contract, fraud, and any other alleged unlawful behavior, the existence of which is denied by Brown and Affiliates. Schwarz, Lindahl, Masi, Sharifi, Mandarano, Bloodwell, Randall, Mattson, and the Non-Defendant Employees represent that neither they nor any person or entity acting on their behalf has filed any complaint or charge against Brown or Affiliates with the Equal Employment Opportunity Commission (“EEOC”), the Florida Commission on Human Relations, the federal or Florida Department of Labor, or with any other local, state or federal agency or court. Schwarz, Lindahl, Masi, Sharifi, Mandarano, Bloodwell, Randall, Mattson, and the Non-Defendant Employees agree that if they, or any person or entity acting on behalf of them, should bring such a charge, claim, complaint, or action, Schwarz, Lindahl, Masi, Sharifi, Mandarano, Bloodwell, Randall, Mattson, and the Non-Defendant Employees hereby waive and forfeit any right to recover additional benefits, compensation, and all fees under such claim, and will exercise every good-faith effort to have such claim dismissed as to each of them personally. Schwarz, Lindahl, Masi, Sharifi, Mandarano, Bloodwell, Randall, Mattson, and the Non-Defendant Employees further agree that if any of them violates this Settlement Agreement by bringing any action, charge, claim, or complaint against Brown or its affiliates in any form, then the person(s) violating the Settlement Agreement shall pay all costs

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 6 and expenses, including reasonable attorneys’ fees, that are incurred by Brown in defending such action, charge, claim, or complaint. 7. Binding Effect and Acquired Entities. The Settling Parties and the Non- Defendant Employees stipulate that this Settlement Agreement shall be binding on their successors, assigns, and heirs (except as otherwise set forth in this Settlement Agreement). Additionally, the restrictive covenants described in Section 4 of this Settlement Agreement shall be binding on any person or entity with which the Settling Defendants and/or the Non-Defendant Employees acquire through merger or acquisition on or after the Effective Date (the “Acquired Affiliates”). Further, the Settling Defendants and/or the Non-Defendant Employees shall be prohibited from requesting, causing, or directing: (a) anyone to terminate their employment with Brown during the No-Hire Period and the 18 Month No-Hire Period in order to become employed by an agency that AssuredPartners or their affiliates are considering for acquisition. 8. Integrated Settlement. Except as provided in this section, this Settlement Agreement contains the entire, complete, and integrated statement of each and every term and provision agreed to by and between the Settling Parties and the Non-Defendant Employees herein, and it is not subject to any condition or term not provided for herein. All prior negotiations and agreements, oral or written, are merged in this Settlement Agreement. This Settlement Agreement supersedes any and all prior communications and agreements between or among the Settling Parties and the Non-Defendant Employees or their representatives relative to the matters contained herein, whether in writing, oral, or otherwise including the Brown Employment Agreements and the Non-Defendant Employees’ Employment Agreements. 9. Counterparts. This Settlement Agreement may be executed in multiple counterparts. Facsimile or e-mailed pdf signatures shall be considered valid signatures, but the parties shall thereafter exchange original signature pages. By signing this Settlement Agreement, each signatory represents that he, she or it is authorized to enter into this Settlement Agreement for the party on whose behalf he is signing and that he, or the entity he is representing, consents (for purposes of enforcing this Settlement Agreement only) to personal jurisdiction in the Court for purposes of the enforcement of this Settlement Agreement 10. No Admission of Liability. The Settling Parties and the Non-Defendant Employees acknowledge and agree that this Settlement Agreement is not an admission of any wrongdoing by, or liability of, any Settling Party and the Non-Defendant Employees. 11. Headings for Convenience Only. The paragraph and section headings in this Settlement Agreement are solely for convenience and shall not be deemed to limit or otherwise affect the meaning or construction of any part of this Settlement Agreement. 12. No Party Is Considered the Drafter of this Settlement Agreement. This Settlement Agreement has been the subject of negotiations among the Settling Parties and the Non-Defendant Employees. No party shall be considered to be the drafter of this Settlement Agreement, or any provision hereof for any purpose. 13. Notices. Except as otherwise provided herein, all notices or communications

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 7 required under this Settlement Agreement shall be made via e-mail, with a copy or original sent by overnight courier, to the addresses below, or as otherwise designated from time to time by the Settling Parties and the Non-Defendant Employees: To Brown: Robert W. Lloyd Executive Vice President, Secretary, and General Counsel Brown & Brown, Inc. 220 S. Ridgewood Avenue Suite 301 Daytona Beach, FL 32114 rlloyd@bbins.com With a copy to: Thomas J. Leek Cobb Cole 149 South Ridgewood Avenue Suite 700 Daytona Beach, FL 32114 Thomas.Leek@CobbCole.com To the Settling Defendants and the Non-Defendant Employees: Michael Gay Kimberly A. Ashby Sean P. Smith Foley & Lardner, LLP 111 N. Orange Avenue Suite 1800 Orlando, FL 32801-2386 mgay@foley.com kashby@foley.com ssmith@foley.com slbradley@foley.com 14. Review of Settlement Agreement With Counsel. The Settling Parties and the Non-Defendant Employees acknowledge that they have had an opportunity to have counsel of their choosing review this Settlement Agreement. The Settling Parties and the Non-Defendant Employees execute this Settlement Agreement after being fully informed of its terms, contents, and effects and after having had the opportunity to review its terms with counsel. 15. Choice of Law, Forum Selection and Injunctive Relief. This Settlement Agreement shall be construed and interpreted in accordance with the laws of the State of Florida. All actions or proceedings arising in connection with this Settlement Agreement shall be resolved in the Circuit Court for the Seventh Judicial Circuit, In and For Volusia County, Florida. This choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Settlement Agreement in any jurisdiction other than that specified herein. Each party waives, to the fullest extent permitted by applicable law, any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section and stipulates that the aforementioned

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 8 Court shall have in personam jurisdiction and venue over each of them solely for the purposes of litigating any dispute, controversy or proceeding arising out of or related to this Settlement Agreement. 16. Modification and Strict Compliance. The Settling Parties and the Non-Defendant Employees agree that this Settlement Agreement may be modified only in writing signed by the Parties and represent and warrant that they shall promptly notify the Court of any such written modification (if appropriate). The Settling Parties and the Non-Party Defendants further acknowledge that any party’s failure to enforce this Settlement Agreement or otherwise demand strict compliance with its terms at any time during the duration of the Post-Settlement Restrictive Covenants, shall not be deemed to be a waiver of the right to enforce this Settlement Agreement or demand strict compliance with its terms at any later time. 17. Severability. If any provision of this Settlement Agreement is declared null and void or unenforceable, in whole or in part, by any court or tribunal having jurisdiction, then such provision or such part of a provision shall be considered separate and apart from the remainder of this Settlement Agreement, which shall remain in full force and effect, unless the provision rendered null and void or unenforceable results in the Settlement Agreement failing in its essential purpose. 18. Attorneys’ Fees and Costs. In the event that any Settling Party and/or the Non- Defendant Employees are required to bring any suit or proceeding against any other Settling Party and/or the Non-Defendant Employees to enforce any of the provisions of this Settlement Agreement, the non-prevailing party shall be responsible for the other Party’s (or Parties’) reasonable attorneys’ fees whether incurred during settlement, at trial, on appeal, or in any bankruptcy proceeding, and costs incurred in such proceedings, including, but not limited to, all costs of investigation and litigation, consulting expert and expert witness fees, deposition costs (including appearance fees and transcript charges), injunction bond premiums, travel and lodging expenses, and all other reasonable costs and expenses. The Parties individually and by and through their undersigned counsel hereby agree and stipulate to the above Settlement Agreement. [Remainder of Page Intentionally Blank]

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 9 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. JIM W. HENDERSON /s/ Jim W. Henderson______________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 10 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. THOMAS E. RILEY /s/ Thomas E. Riley_______________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 11 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. RICHARD T. SCHWARZ, II /s/ Richard T. Schwarz, II___________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 12 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. BRIAN E. LINDAHL /s/ Brian E. Lindahl_______________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 13 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. PHILLIP L. MASI /s/ Phillip L. Masi________________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 14 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. NEGAR SHARIFI /s/ Negar Sharifi_________________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 15 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. JENNICA A. MANDARANO f/k/a JENNICA CRUM /s/ Jennica A. Mandarano__________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 16 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. KATHRYN E. BLOODWELL f/k/a KATHRYN E. CHESTER /s/ Kathryn E. Bloodwell __________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 17 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. MICHAEL A. RANDALL /s/ Michael A. Randall____________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 18 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. DANIELLE MATTSON /s/ Danielle Mattson______________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 19 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. ASSUREDPARTNERS, INC. By: /s/ Jim W. Henderson____________ Name: Jim W. Henderson Title: Chairman and Chief Executive Officer

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 20 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. Hailey Bush /s/ Hailey Bush__________________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 21 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. Debbie Dee /s/ Debbie Dee___________________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 22 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. Ashley Dyroff /s/ Ashley Dyroff_________________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 23 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. Kimberly Fishberg /s/ Kimberly Fishberg_____________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 24 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. Danielle Harrison /s/ Danielle Harrison______________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 25 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. Sarah North /s/ Sarah North___________________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 26 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. Bisi Ogunjumo /s/ Bisi Ogunjumo________________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 27 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. Mary Evans /s/ Mary Evans __________________

{019777-1265 : MMURP/DRFTMSC : 02113835.DOC; 3} 28 Signature Page to Settlement Agreement I hereby acknowledge that I have read and understood the foregoing and agree to be bound by the obligations, terms and conditions set forth therein, as they apply to me or the entity on whose behalf I am signing. I further represent that I have authority to bind the entity or person on whose behalf I am signing for the purpose of this Settlement Agreement. BROWN & BROWN, INC. By: /s/ Mark E. King________________ Name: Mark E. King Title: Chief Litigation Counsel